SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   June 9, 2004
                                                  ------------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 11
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                     333-107180                72-1566909
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


            17782 Sky Park Circle, Irvine, California             92614
--------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 11 ("Series 11") has acquired interests in:

o        FDI-BB 2003, Ltd., a Texas limited partnership;
o        FDI-CC 2003, Ltd., a Texas limited partnership; and
o        FDI-WC 2003, Ltd., a Texas limited partnership.

These entities are referred to herein as local limited partnerships.

o        FDI-BB owns the Bayou Bend Apartments in Waller, Texas;
o        FDI-CC owns the Cedar Cove Apartments in Sealy, Texas; and
o        FDI-WC owns the Willowchase Apartments  in Hempstead, Texas.

         The following tables contain information concerning the local limited partnerships identified herein and their respective properties:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
FDI-BB        Bayou Bend    Waller       November     $2,554,585   13 1BR Units  $293        $1,430,045   $1,198,120
(Bayou Bend)  Apartments    (Waller      2004                      43 2BR Units  $350        RD (3)
                            County),
              9  buildings  Texas                                                            $250,000
              (2)                                                                            HOME (4)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
FDI-CC        Cedar Cove    Sealy        November     $2,475,747   16 1BR Units  $286        $1,393,039   $1,209,310
(Cedar Cove)  Apartments    (Austin      2004                      38 2BR Units  $346        RD (3)
                            County),
              8  buildings  Texas                                                            $200,000
              (2)                                                                            HOME (5)

------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
FDI-WC        Willowchase   Hempstead    November     $2,534,158   8 1BR Units   $280        $1,466,173   $1,216,540
(Willowchase) Apartments    (Waller      2004                      32 2BR Units  $340        RD (3)
                            County),
              7  buildings  Texas                                                            $180,000
              (2)                                                                            TDHCA (6)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 10 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 10 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2.   Rehabilitation property.

3. The U.S. Department of Agriculture, Rural Development will provide the mortgage loan for a term of 50 years at a market rate of interest prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly based on a 50-year amortization schedule.

4. HOME funds will be provided for the second mortgage loan. The term of the loan is 30 years at an annual interest rate of 1% per annum. Principal and interest will be payable monthly based on a 30-year amortization schedule.

5. HOME funds will be provided for the second mortgage loan. The term of the loan is 30 years at an annual interest rate of 3% per annum. Principal and interest will be payable monthly based on a 30-year amortization schedule.

6. TDHCA (Texas Department of Housing and Community Affairs) will provide the second mortgage loan for a term of 30 years at an annual interest rate of 1% per annum. Principal and interest will be payable monthly based on a 30-year amortization schedule.

Waller (FDI-BB): Waller is in Waller County, Texas on US Highway 290, approximately 20 miles northwest of Houston. The population of Waller is approximately 9,800. The major employers for Waller residents are Prairie View A&M University (education), Lawrence Marshall (auto dealer), and Waller County (government).

Sealy (FDI-CC): Sealy is in Austin County, Texas on Interstate Highway 10, approximately 35 miles west of Houston. The population of Sealy is approximately 5,900. The major employers for Sealy residents are Stewart and Stevenson (manufacturing), Sealy ISD (education), and Williamette Industries (corrugated boxes).

Hempstead (FDI-WC): Hempstead is in Waller County, Texas on US Highway 290, approximately 30 miles northwest of Houston. The population of Hempstead is approximately 11,000. The major employers for Hempstead residents are Prairie View A&M University (education), Lawrence Marshall (auto dealer), and Waller County (government).

-------------------------------------------------------------------------------------------------------------------
                                            LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                       GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL       PROPERTY      PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 11's CAPITAL
PARTNERSHIP     PARTNER       MANAGER (1)   FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
FDI-BB          Fieser        Hamilton      $317,816       Series 11:      99.98/.01/.01        $874,453
(Bayou Bend)    Holdings,     Valley                       Greater of 15%  20/80
                Inc.          Management,                  or $2,300
                              Inc.
                                                           LGP: 70%

                                                           The balance:
                                                           20% to Series
                                                           11 and 80% to
                                                           the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
FDI-CC          Fieser        Hamilton      $314,319       Series 11:      99.98/.01/.01        $882,620
(Cedar Cove)    Holdings,     Valley                       Greater of 15%  20/80
                Inc.          Management,                  or $1,400
                              Inc.
                                                           LGP: 70%

                                                           The balance:
                                                           20% to Series
                                                           11 and 80% to
                                                           the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
FDI-WC          Fieser        Hamilton      $319,907       Series 11:      99.98/.01/.01        $887,897
(Willowchase    Holdings,     Valley                       Greater of 15%  20/80
                Inc.          Management,                  or $1,700
                              Inc.
                                                           LGP: 70%

                                                           The balance:
                                                           20% to Series
                                                           11 and 80% to
                                                           the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------

1. Each local limited partnership will employ either its local general partner or an affiliate of its local general partner, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. Each local limited partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

3. Reflects the amount of the net cash flow from operations, if any, to be distributed to the local general partners of each local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of
     (i) Series 11, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partner.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 11, and (ii) the local general partner. Net cash proceeds from sale or refinancing of the apartment complex is equal to the sale proceeds less payment of the mortgage loan and other local limited partnership obligations.




Item 7.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Amended and Restated Agreement of Limited Partnership of FDI-BB 2003, Ltd.

         99.2 Amended and Restated Agreement of Limited Partnership of FDI-CC 2003, Ltd.

         99.3 Amended and Restated Agreement of Limited Partnership of FDI-WC 2003, Ltd.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 11

Date: June 18, 2004        By:    WNC &  Associates, Inc.,
                                  General Partner

                                  By:    /s/ THOMAS J. RIHA
                                         -------------------
                                         Thomas J. Riha,
                                         Senior Vice President - Chief Financial
                                         Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


     99.1 Amended and Restated Agreement of Limited Partnership of FDI-BB 2003, Ltd.

     99.2 Amended and Restated Agreement of Limited Partnership of FDI-CC 2003, Ltd.

     99.3 Amended and Restated Agreement of Limited Partnership of FDI-WC 2003, Ltd.